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                                                                    EXHIBIT 10.3

                         INTERMOUNTAIN COMMUNITY BANCORP
                         EMPLOYEE STOCK OPTION AGREEMENT

         THIS EMPLOYEE STOCK OPTION AGREEMENT ("Agreement") is entered into by and between Intermountain Community Bancorp ("Bancorp") and the Employee, named below, on ______________, _______________.

         Employee:______________________________________________________________

         Option Shares:_________________________ Exercise Price:________________

         Date of Grant:_____________________Date of Termination:________________

         Vesting Schedule: This Option will become exercisable as to ___________ Shares on each of the first ____ anniversary dates from the Date of Grant.

1. Pursuant to Bancorp's Second Amended and Restated Employee Stock Option and Restricted Stock Plan (the "Plan") and subject to the terms of this Agreement, Bancorp hereby grants to Employee an option ("Option") to purchase shares of the common stock of Bancorp, as provided herein.

2.       The Option granted hereunder is a:

         [ ]      Nonqualified Stock Option; or

         [ ]      Incentive Stock Option

3. Pursuant to this Option, the Employee has the right, but not the obligation, to purchase the stated number of Option Shares of the common stock of Bank at the Exercise Price, payable on the date of exercise. This Option is granted as of the Date of Grant and shall terminate on the Date of Termination unless sooner terminated by reason of death, disability or other termination of status as an employee as provided in the Plan.

4. This Option shall be exercisable according to the Vesting Schedule set forth above. Option Shares as to which this Option becomes exercisable are called "Vested Shares." This Option shall be exercisable as to Vested Shares in whole or in part at any time between the Date of Grant and the Date of Termination of this Option. Notwithstanding the foregoing, if the Optionee's status as an employee terminates, then this Option will cease to vest and will not become exercisable as to any additional shares, as of the date on which the Optionee's employment terminates. In such case, this Option will be limited to the Vested Shares as of such date of the termination of employment.

5. This Option must be exercised by actual delivery to Bancorp of a written notice of exercise signed by Employee specifying the number of shares with respect to which this

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         Option is being exercised and the per-share Exercise Price, accompanied by payment of the full amount of the Exercise Price for the number of shares being purchased.

6. All terms and conditions of the Plan are hereby incorporated by this reference as a part of this Agreement, including but not limited to the "Terms and Conditions of Options" provided in the Plan. In the event of a conflict between the terms or conditions of this Agreement and the terms or conditions of the Plan, the terms and conditions of the Plan shall govern.

7. All shares of Common Stock acquired by Optionee pursuant to the exercise at any time of this Option shall be subject to the right of first refusal of Bancorp described in this paragraph 7.

            a. In the event Optionee proposes to sell, assign or otherwise transfer any shares of Common Stock acquired hereunder to any person(s) in a bona fide sale, the Optionee shall submit in writing to Bancorp a notice ("Notice of Proposed Sale") that identifies the number of shares of Common Stock that the Optionee proposes to sell, the person(s) who proposes to buy such shares, the sales price for such shares and all other material terms and conditions of the proposed sale. For a period of thirty (30) days from the date it first receives the Notice of Proposed Sale ("Repurchase Period"), Bancorp shall have the right, but not the obligation, to purchase all, but not less than all, of the shares of Common Stock that the Optionee proposes to sell at the sales price identified in the Notice of Proposed Sale.

            b. If Bancorp wishes to exercise the right of first refusal identified in paragraph 7.a to purchase the shares of Common Stock that Optionee proposes to sell, it shall give to Optionee a written notice of exercise to that effect within the Repurchase Period; and the purchase and sale of such shares of Common Stock shall close within ten (10) days after the time Bancorp gives such written notice. At such closing Bancorp shall pay the sales price, in full, in cash or cash equivalent.

            c. If Bancorp does not give the notice of exercise described in paragraph 7.b within the Repurchase Period, or if it waives its right of first refusal identified in paragraph 7.a, then Optionee may sell the shares of Common Stock identified in the Notice of Proposed Sale to the person, at the sales price and subject to all other terms and conditions identified in such notice; provided, however, that if such sale by Optionee does not close within thirty (30) days following the expiration of Bancorp's right of first refusal, then the shares of Common Stock identified in the Notice of Proposed Sale shall again be subject to all the provisions of this paragraph 7.

            d. Prior to the time that the Option Shares are first sold to any person at fair market value in a bona fide sale, the shares shall continue to be subject to the restrictions set forth in this paragraph 7, as if the person who proposes to sell those shares were the Optionee.

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            e.    All sales, assignments or other transfers of shares of Common
                  Stock in violation of the right of first refusal described in this paragraph 7 shall be void.

8. Each certificate representing shares of Common Stock shall be endorsed with a legend substantially as follows:

            THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE RESTRICTIONS AND RIGHTS OF FIRST REFUSAL SET FORTH IN AN EMPLOYEE STOCK OPTION AGREEMENT DATED _______________, A COPY OF WHICH IS ON FILE AT THE OFFICE OF BANCORP AND THE PROVISIONS OF WHICH ARE INCORPORATED HEREIN BY REFERENCE.

9.       Miscellaneous

            a. Successors in Interest. This Agreement and all of its terms, conditions and covenants are intended to be fully effective and binding, to the extent permitted by law, on the heirs, executors, administrators, successors and permitted assigns of the parties hereto.

            b. Spousal Consent. If the Employee is married, the Employee shall obtain the signature of the Employee's spouse as set forth on the Consent of Spouse below. The Employee's failure to obtain such consent shall constitute a representation by the Employee, on which Bancorp shall rely, that the Employee is unmarried and that the Employee has sole authority with respect to the Employee's actions regarding the Shares.

            c. No Right to Employment. Nothing in this Agreement shall affect in any manner whatsoever the right or power of Bancorp to terminate the Employee's employment with Bancorp, or the Employee's ability to quit Bancorp's employment, with or without cause, at any time.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

EMPLOYEE:                               INTERMOUNTAIN COMMUNITY BANCORP,
                                        an Idaho corporation

_____________________________________   By:_____________________________________

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Print Name:__________________________   Title:__________________________________

I hereby acknowledge that I have received a copy of the Plan, incorporated by reference above.

___________________________________________________

Print Name:__________________________ Employee

                             SPOUSAL ACKNOWLEDGEMENT

         The undersigned spouse of Employee has read and hereby approves the foregoing Agreement. In partial consideration of Bancorp granting to Employee the right to acquire the Option Shares in accordance with the terms of this Agreement, the undersigned hereby agrees to be irrevocably bound by all the terms of such Agreement, including, without limitation, the right of the Bancorp to purchase any Option Shares of Employee pursuant to this Agreement.

_____________________________________________________________

Print Name:____________________________ Employee's Spouse

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